Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of May 14, 2007, by and among CYTYC CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Credit Agreement, dated as of June 30, 2006 (as amended by that certain First Amendment to Credit Agreement, dated as of October 6, 2006, by that certain Second Amendment to Credit Agreement, dated as of February 5, 2007 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1. Amendment. Section 6.01(f) of the Credit Agreement is hereby amended by deleting the reference to “$50,000,000” from such subsection and replacing it with “$100,000,000”.

2. Extension. Borrower hereby requests that the Required Lenders extend the date for delivery of its audited financial statements for the fiscal year ending December 31, 2006 as required under Section 5.01(a) and as previously extended pursuant to that certain letter agreement dated March 16, 2007 (the “New Audit”), and extend the date for delivery of its unaudited financial statements for the fiscal quarter ending March 31, 2007 as required under Section 5.01(b), in each case together with related deliverables as required under Section 5.01(c) and Section 5.01(d), to July 31, 2007. The Administrative Agent and the Required Lenders hereby consent to the delivery of the New Audit and the March 31, 2007 quarterly unaudited financial statements by not later than July 31, 2007 and hereby waive any Event of Default that may have arisen under the Credit Agreement as a result of the restatement of the Borrower’s original audited financial statements for the fiscal year ending December 31, 2006 (as more fully described in the letter agreement dated March 16, 2007), so long as such New Audit and such related deliverables are delivered no later than July 31, 2007.

3. Reserved.

4. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (a) reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including, to the extent invoiced, reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), (b) payment to the Administrative Agent of any fees due and payable in connection herewith, (c) executed counterparts to this Amendment from the Borrower, each of the Subsidiary Guarantors and the Required Lenders and (d) an amendment fee equal to 5 bps of the total Commitments of all Lenders which consent to this Amendment, to be disbursed to each such Lender based upon its Applicable Percentage.

5. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:

(a) The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing (to the extent such concept is applicable), in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(b) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action;

(c) The execution, delivery and performance by each Loan Party of this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any requirements of law applicable to Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or its Subsidiaries or its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

(d) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

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(e) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

6. Reaffirmations and Acknowledgments. Each Subsidiary Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Subsidiary Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Subsidiary Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Guarantors under the Subsidiary Guaranty Agreement.

7. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

9. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

10. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

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12. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

13. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Subsidiary Guarantors, by their respective authorized officers as of the day and year first above written.

BORROWER:

CYTYC CORPORATION

By:
Name:
Title:

SUBSIDIARY GUARANTORS:
The undersigned Subsidiary Guarantors execute this Amendment for the purpose of agreeing to Sections 5 and 6 above:

CYTYC LIMITED PARTNERSHIP

By:
Name:
Title:

CYTYC SURGICAL PRODUCTS

By:
Name:
Title:

CYTYC SURGICAL PRODUCTS II, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT - CYTYC]

CYTYC PRENATAL PRODUCTS CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT - CYTYC]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT - CYTYC]

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BANK OF AMERICA, N.A., individually as a Lender and as Syndication Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT - CYTYC]

THE GOVERNOR & COMPANY OF THE BANK OF IRELAND, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT - CYTYC]

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT - CYTYC]

CITIZENS BANK OF MASSACHUSETTS

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT - CYTYC]